Fixed Assets - Schedule of Fixed Assets (Details) - USD ($)	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Total Fixed Assets	$ 596,227	$ 572,385	$ 365,724
Accumulated Depreciation	(172,579)	(143,818)	(29,427)
Fixed assets, net	423,648	428,567	336,297
Equipment [Member]
Total Fixed Assets	58,645	42,643	$ 34,804
Leasehold Improvements [Member]
Total Fixed Assets	7,840
Vehicles [Member]
Total Fixed Assets	$ 529,742	$ 529,742